Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 1,677	$ 3,627
Insurance claims receivable, net	1,319	2,933
Deferred insurance premiums	834	669
Advances to suppliers	91	22
Other	2,313	3,367
Total prepaid expenses and other current assets	$ 6,234	$ 10,618